UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2012

Molycorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 843-8040

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

As previously announced, on March 8, 2012, Molycorp, Inc., a Delaware corporation (the “Company”), entered into a definitive arrangement agreement (the “Agreement”) to acquire (the “Neo Acquisition”) all of the outstanding common shares of Neo Material Technologies Inc. (“Neo”), as described in the Current Report on Form 8-K filed by the Company on March 14, 2012. On May 30, 2012, at the Annual and Special Meeting of Neo’s shareholders, Neo’s shareholders approved the Neo Acquisition. In connection with the Neo Acquisition, the Company is disclosing under Item 8.01 of this Current Report on Form 8-K (i) Neo’s audited consolidated financial statements as at December 31, 2011, December 31, 2010 and January 1, 2010 and for the years ended December 31, 2011 and December 31, 2010 in Exhibit 99.1; (ii) Neo’s audited consolidated financial statements as at December 31, 2010 and December 31, 2009 and for the years ended December 31, 2010 and December 31, 2009 in Exhibit 99.2; (iii) Neo’s unaudited condensed consolidated financial statements as at March 31, 2012 and March 31, 2011 and for the three months ended March 31, 2012 and March 31, 2011 in Exhibit 99.3; and (iv) the unaudited pro forma condensed consolidated financial statements giving effect to the proposed Neo Acquisition and related financing on the historical financial position and results of operations of the Company and Neo in Exhibit 99.4, which information is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent chartered accountant of Neo Material Technologies Inc.

99.1	Audited Consolidated Financial Statements as at December 31, 2011, December 31, 2010 and January 1, 2010 and for the years ended December 31, 2011 and December 31, 2010.

99.2	Audited Consolidated Financial Statements as at December 31, 2010 and December 31, 2009 and for the years ended December 31, 2010 and December 31, 2009.

99.3	Unaudited Condensed Consolidated Financial Statements as at March 31, 2012 and March 31, 2011 and for the three months ended March 31, 2012 and March 31, 2011.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ James S. Allen
		Name:	James S. Allen
		Title:	Chief Financial Officer and Treasurer

Date: June 7, 2012

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent chartered accountant of Neo Material Technologies Inc.

99.1	Audited Consolidated Financial Statements as at December 31, 2011, December 31, 2010 and January 1, 2010 and for the years ended December 31, 2011 and December 31, 2010.

99.2	Audited Consolidated Financial Statements as at December 31, 2010 and December 31, 2009 and for the years ended December 31, 2010 and December 31, 2009.

99.3	Unaudited Condensed Consolidated Financial Statements as at March 31, 2012 and March 31, 2011 and for the three months ended March 31, 2012 and March 31, 2011.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements.